                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 1996

                                SHIVA CORPORATION
            (Exact name of Registration as specified in its charter)

         Massachusetts                  0-24918                04-2889151
        (State or other             (Commission              (IRS Employer
        jurisdiction of                 File                Identification
         Incorporation)                Number)                   No.)

                                 28 Crosby Drive
                          Bedford, Massachusetts 01730
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 270-8300






                              Page 1 of 3 Pages
                       Exhibit Index appears on Page 4
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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired

         This item is amended to provide revised financial statements of Airsoft, Incorporated ("Airsoft"), and as so amended this item shall read in its entirety as follows:

         "The following audited financial statements of Airsoft, together with the report of Deloitte and Touche LLP, are included herein as Exhibit 99.1:

         Statements of Operations for the years ended December 31, 1995, 1994, and 1993.

         Statements of Stockholders' Equity for the years ended December 31, 1995, 1994, and 1993.

         Statements of Cash Flows for the years ended December 31, 1995, 1994, and 1993.

(b)      Pro Forma Financial Information

         This item is amended to provide the following unaudited pro forma consolidated financial statements, which are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by this reference.

         Unaudited Pro Forma Combined Balance Sheet at March 30, 1996.

         Unaudited Pro Forma Combined Statement of Operations for the years ended December 31, 1995, December 31, 1994, and January 1, 1994 and the three months ended March 30, 1996 and April 1, 1995.

(c)      Exhibits

    Exhibit No.                           Description
    -----------                           -----------
       23.1       Consent of Deloitte & Touche LLP

       99.1       Balance Sheets as of December 31, 1995 and December
                  31, 1994.

                  Statements of Operations for the years ended December 31, 1995, 1994, and 1993.

                  Statements of Stockholders' Equity for the years ended December 31, 1995, 1994, and 1993.

                  Statements of Cash Flows for the years ended December 31, 1995, 1994, and 1993.

       99.2       Unaudited interim Balance Sheet at March 30, 1996.

                  Unaudited interim Statement of Operations for the three months ended March 31, 1996 and March 31, 1995.

                  Unaudited interim Statement of Cash Flows for the three months ended March 31, 1996 and March 31, 1995.

       99.3       Unaudited Pro Forma Combined Balance Sheet at March 30, 1996.

                  Unaudited Pro Forma Combined Statement of Operations for the years ended December 30, 1995, December 31, 1994, and January 1, 1994, and the three months ended March 30, 1996 and April 1, 1995.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused the report to be signed on its behalf by the undersigned authorized officer.

                                              SHIVA CORPORATION

August 13, 1996                               /s/ Cynthia M. Deysher
                                              __________________________________
                                              By: Cynthia M. Deysher
                                              Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer

                                  Exhibit Index

    Exhibit No.                           Description
    -----------                           -----------
       23.1       Consent of Deloitte & Touche LLP

       99.1       Balance Sheets as of December 31, 1995 and December 31, 1994.

                  Statements of Operations for the years ended December 31, 1995, 1994, and 1993.

                  Statements of Stockholders' Equity for the years ended December 31, 1995, 1994, and 1993.

                  Statements of Cash Flows for the years ended December 31, 1995, 1994, and 1993.

       99.2       Unaudited interim Balance Sheet at March 30,1996.

                  Unaudited interim Statement of Operations for the three months ended March 31, 1996 and March 31, 1995.

                  Unaudited interim Statement of Cash Flows for the three months ended March 31, 1996 and March 31, 1995.

       99.3       Unaudited Pro Forma Combined Balance Sheet at March 30, 1996.

                  Unaudited Pro Forma Combined Statement of Operations for the years ended December 30, 1995, December 31, 1994, and January 1, 1994, and the three months ended March 30, 1996 and April 1, 1995.